SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549
                             ______________________

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 14, 2002

                   CE Casecnan Water and Energy Company, Inc.
             (Exact name of registrant as specified in its charter)

         Republic of the Philippines          333-608        (not applicable)
         (State or other jurisdiction       (Commission      (IRS Employer
          of incorporation)                 File Number)     Identification No.)

        6750 Ayala Avenue, 24th Floor, Makati, Metro Manila, Philippines
               (Address of principal executive offices) (Zip Code)

                            Douglas L. Anderson Esq.
                   CE Casecnan Water and Energy Company, Inc.
                     c/o MidAmerican Energy Holdings Company
                        302 South 36th Street, Suite 400
                                 Omaha, NE 68131
                                 (402) 341-4500
   (Name, address, including zip code, and phone number, including area code, of United States agent for service)

       Registrant's Telephone Number, including area code: (402) 341-4500

                                      N/A_
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed on August 14, 2002, by CE Casecnan Water and Energy Company, Inc. was accompanied by certifications by the Senior Vice President and Chief Financial Officer, Patrick J. Goodman, and President, David Baldwin, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. CE Casecnan Water and Energy Company, Inc.



                             By:    /s/ Douglas L. Anderson
                                    Douglas L. Anderson
                                    Vice President

Dated:  August 14, 2002

                                 EXHIBITS INDEX

Exhibit
Number            Exhibit

99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief financial officer).


99.2 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief executive officer).

                                                                 Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Patrick J. Goodman, Senior Vice President and Chief Financial Officer of CE Casecnan Water and Energy Company, Inc. (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:   August 13, 2002



                           /s/   Patrick J. Goodman
                           Patrick J. Goodman
                           Senior Vice President and Chief Financial Officer

                                                                   Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, David Baldwin, President of CE Casecnan Water and Energy Company, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:   August 13, 2002



                                    /s/  David Baldwin
                                    David Baldwin
                                    President (chief executive officer)